SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. _)
                             ----------------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials

[ ] Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             FRENCH FRAGRANCES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             FRENCH FRAGRANCES, INC.
                   (NAME OF PERSONS(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

  [X]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

   (5)  Total fee paid:

        ------------------------------------------------------------------------

  [ ]   Fee previously paid with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid: ____________________________________________
   (2)  Form, Schedule or Registration No.: ________________________________
   (3)  Filing Party: ______________________________________________________
   (4)  Date Filed: ________________________________________________________

                             FRENCH FRAGRANCES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 25, 1996


      Notice is hereby given that the Annual Meeting of Shareholders of French Fragrances, Inc. (the "Company"), will be held on June 25, 1996 at 10:00 a.m., Eastern Standard Time, at Don Shula's Hotel & Golf Club, Main Street, Miami Lakes, Florida 33014, for the following purposes, as described in the attached proxy statement:

      1. To elect a board of six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

      2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock, $.01 par value ("Common Stock"), which may be issued pursuant to stock options granted under the 1995 Plan from 541,120 to 1,500,000.

      3. To approve an amendment to the Company's Non-Employee Director Stock Option Plan (the "Directors' Plan") to increase (a) the number of shares of Common Stock which may be issued pursuant to stock options granted under the Directors' Plan from 35,600 to 200,000, (b) the number of shares of Common Stock exercisable in connection with the grant upon an eligible director first being elected to the Board of Directors (the "Board") from 1,000 to 7,000, and (c) the number of shares of Common Stock exercisable in connection with an eligible director being reelected to the Board at a subsequent annual meeting of shareholders from 500 to 7,500.

      4. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending January 31, 1997.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on May 22, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

      It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to please complete, date and sign the enclosed proxy card and return it in the envelope provided for that purpose.

                                       By Order of the Board of Directors.


                                       OSCAR E. MARINA
                                       Secretary


Miami, Florida
May 29, 1996

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                             FRENCH FRAGRANCES, INC.

                            -------------------------

                                 PROXY STATEMENT
                            -------------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 25, 1996

GENERAL

      This Proxy Statement has been prepared and is furnished by the Board of Directors of French Fragrances, Inc. (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held at Don Shula's Hotel & Golf Club, Main Street, Miami Lakes, Florida 33014, at 10:00 a.m., Eastern Standard Time, on June 25, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting.

      It is anticipated that the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 1996, this Proxy Statement and the accompanying form of proxy card will be mailed to shareholders on or about May 29, 1996. The Annual Report is not to be regarded as proxy soliciting material.

      The Company was organized in Florida in 1960, and until the November 30, 1995 merger (the "Merger") of a privately-held Florida corporation named French Fragrances, Inc. ("FFI"), with and into the Company, was known as Suave Shoe Corporation and was engaged in the manufacture and importation of casual, athletic and leisure footwear. Following the Merger, the Company, as the surviving corporation, changed its name to "French Fragrances, Inc." The Company's principal business operations following the Merger consist of the business previously conducted by FFI, which is the manufacture, distribution and marketing of prestige fragrances and related cosmetic products. In connection with the Merger, the shareholders of FFI received shares of the Company's Common Stock, $.01 par value ("Common Stock"), and other securities convertible or exercisable into Common Stock, representing in the aggregate beneficial ownership of 80% of the outstanding Common Stock on a fully-diluted basis, in exchange for the outstanding capital stock of FFI.

      The Company's principal executive offices are located at 15595 N.W. 15th Avenue, Miami, Florida 33169 and its telephone number is (305) 620-9090.

OUTSTANDING SHARES AND VOTING RIGHTS

      Only shareholders of record of the Common Stock on the books of the Company at the close of business on May 22, 1996 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 9,679,873 shares of Common Stock entitled to vote on each matter to be presented at the Annual Meeting. Holders of the Common Stock have one vote per share on all matters. No other class of stock of the Company has voting rights.

      A majority of shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for action on a matter at a meeting of shareholders. In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker non-votes are not. The Company's Bylaws provide that the affirmative vote of a majority of the shares represented, in person or by proxy, and entitled to vote on a matter at a meeting in which a quorum is present shall be the act of the shareholders, except as otherwise provided by law. The Florida Business Corporation Act provides that directors are elected by a plurality of the votes cast. Abstentions and broker non-votes have no legal effect on whether a nominee for director is elected, but will have the same effect as votes against the amendment to the 1995 Stock Option Plan (the "1995 Plan"), the amendments to the Non-Employee Director Stock Option Plan (the "Directors' Plan") and the ratification of the appointment of Deloitte & Touche, LLP as the independent auditors of the Company for the fiscal year ending January 31, 1997.

      Bedford Capital Corporation ("Bedford"), a Toronto based firm which is engaged in the business of providing investment banking services and equity, through private pools of capital, Bedford Fund I and Bedford Fund II (the "Bedford Funds"), to middle market companies, has sole voting power with respect to the shares of Common Stock owned by investors in the Bedford Funds (the "Bedford Investors"), including companies controlled by J.W. Nevil Thomas, E. Scott Beattie and Richard C.W. Mauran, who are directors of both Bedford and the Company. By virtue of such voting power, on the Record Date, Bedford had voting power over 3,398,583 shares of Common Stock (representing 35.1% of the outstanding voting stock). In addition, on the Record Date, Rafael Kravec, the President and Chief Executive Officer of the Company, has voting power over 2,848,000 shares of Common Stock (representing 29.4% of the outstanding voting stock). Accordingly, Bedford and Mr. Kravec voting together are able to elect the entire Board of Directors of the Company, and, in general, to determine the outcome of any other matter submitted to the shareholders of the Company for approval, including approval of the amendments to the 1995 Plan and the Directors' Plan and ratification of the appointment of the independent auditors of the Company. In addition to the voting power exercised by Bedford and Mr. Kravec, Fred Berens, a director of the Company, has voting power over 712,000 shares of Common Stock (representing 7.4% of the outstanding voting stock). The Bedford Investors and Messrs. Kravec and Berens were shareholders of FFI and received their shares of Common Stock in connection with the Merger.

      Shares represented by a properly executed proxy received in time to permit its use at the Annual Meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted FOR the election of all nominees for director, FOR the approval of the amendment to the 1995 Plan, FOR the approval of the amendments to the Directors' Plan, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending January 31, 1997, and in the discretion of the proxy holders as to any other matter which may properly come before the meeting.

      You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope. Each shareholder giving a proxy has the power to revoke it at any time before it is voted, either in person at the Annual Meeting, by written notice to the Secretary of the Company or by delivery of a later-dated proxy.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT


      The following table sets forth, as of May 22, 1996: (1) the ownership of Common Stock by all persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; and (2) the beneficial ownership of Common Stock, Series A Preferred Stock of the Company, $.01 par value ("Series A Preferred"), Series B Convertible Preferred Stock of the Company, $.01 par value ("Series B Convertible Preferred"), and Series C Convertible Preferred Stock of the Company, $.01 par value ("Series C Convertible Preferred"), by (a) directors and nominees (listed by name) of the Company, (b) the Company's chief executive officer and its four other most highly compensated executive officers for the fiscal year ended January 31, 1996, and (c) all directors and executive officers of the Company as a group, without naming them.

                                                              SERIES A         SERIES B CONVERTIBLE      SERIES C CONVERTIBLE
                                 COMMON STOCK              PREFERRED STOCK        PREFERRED STOCK          PREFERRED STOCK
                          -------------------------    ----------------------- ------------------------  ---------------------

                             AMOUNT                       AMOUNT                 AMOUNT                   AMOUNT
                           AND NATURE                   AND NATURE             AND NATURE               AND NATURE
    NAME AND ADDRESS           OF           PERCENT         OF       PERCENT       OF        PERCENT        OF          PERCENT
     OF BENEFICIAL         BENEFICIAL         OF        BENEFICIAL     OF      BENEFICIAL      OF       BENEFICIAL        OF
       OWNER (1)          OWNERSHIP (2)    CLASS (2)     OWNERSHIP    CLASS    OWNERSHIP      CLASS     OWNERSHIP        CLASS
      -----------         -------------    ---------     ---------    -----    ---------      -----     ---------        -----
Bedford Capital
  Corporation (3)(4)       6,440,043        50.6
Bedford Capital
  Financial  Corp.           938,747         9.2
(3)(5)
Estate of Eugene Ramos     1,203,390        12.4
J. W. Nevil Thomas
(3)(6)                       101,301         1.0           --         --        7,587          2.2       11,682         2.0

E. Scott Beattie (3)(7)      201,428         2.1             31        *        5,961          1.7        9,185         1.6
Rafael Kravec (8)          2,948,818        30.1          8,000        40.0     5,419          1.6        8,835         1.5
Fred Berens (9)              728,618         7.5          2,000        10.0      --            --            --          --
Richard C.W
  Mauran (3)(10)           1,752,726        16.8          2,926        14.6    84,232         24.4      131,518        23.0
George Dooley (11)             9,000         *             --         --         --            --            --         --
Joseph Gilfarb (12)           35,600         *             --         --         --            --            --         --
Saul Kravec (12)              35,600         *             --         --         --            --            --         --
William J. Mueller (12)       35,600         *             --         --         --            --            --         --
Gretchen Cuzydlo (12)         35,600         *             --         --         --            --            --         --
All directors and execu-
  tive officers as a
group (11 persons)(13)     5,884,292        53.9        12,957        64.8    103,199         29.9      161,228        28.2

- -------------------

* Less than one percent of the class.


(1) The address of each of the persons shown in the above table other than Bedford, Bedford Capital Financial Corporation ("BCFC") and Messrs. Thomas, Beattie and Mauran is c/o French Fragrances, Inc., 14100 NW 60th Avenue, Miami Lakes, Florida 33014. The address of BCFC is Charlotte House, Second Floor, Shirley Street, P.O. Box N964, Nassau, Bahamas. The address of Bedford and Messrs. Thomas, Beattie and Mauran is Scotia Plaza, Suite 4712, Toronto, Canada M5H 3Y2.

                                        3


(2) Includes shares of Common Stock issuable upon the conversion of Series B Convertible Preferred and the Series C Convertible Preferred, and upon the exercise of options to acquire Common Stock ("Options"), held by such persons which may be converted or exercised within 60 days after May 22, 1996. A total of 7.12 shares of Common Stock are issuable upon conversion of one share of Series B Convertible Preferred. One share of Common Stock is issuable upon conversion of one share of Series C Convertible Preferred.

(3) The information relating to the Common Stock is based on a Schedule 13-D, dated May 15, 1996, which was filed by Bedford, BCFC and Mr. Mauran. See footnote 4.

(4) The shares of Common Stock shown above represent shares of Common Stock owned by investors in the Bedford Funds (including BCFC, the parent company of Bedford, and Mr. Mauran). Such persons or entities have granted Bedford an irrevocable power of attorney to vote any shares of Common Stock which they own or may own in the future. Accordingly, Bedford has sole voting power over all of the shares of Common Stock. The Common Stock includes (i) 3,398,583 shares of Common Stock, (ii) 2,453,417 shares of Common Stock issuable upon the conversion of the Series B Convertible Preferred, (iii) 571,429 shares of Common Stock issuable upon the conversion of the Series C Convertible Preferred, and
       (iv) 16,614 shares of Common Stock issuable upon the exercise of Options held by Mr. Mauran.

(5) The Common Stock includes (i) 417,801 shares of Common Stock, as to which BCFC has investment power but no voting power, (ii) 419,602 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred, as to which BCFC has investment power but no voting power, and
       (ii) 101,344 shares of Common Stock issuable upon the conversion of Series C Convertible Preferred, as to which BCFC has investment power but no voting power. The beneficial ownership of BCFC is also attributed to Bedford, and these shares appear twice in the above table. See footnote 4.

(6) The Common Stock includes (i) 35,600 shares of Common Stock issuable upon the exercise of Options held by Mr. Thomas, as to which Mr. Thomas has voting and investment power, (ii) 54,019 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred owned by Nevcorp, Inc., a corporation controlled by Mr. Thomas ("Nevcorp"), as to which Mr. Thomas has investment power but no voting power, and (iii) 11,682 shares of Common Stock issuable upon the conversion of Series C Convertible Preferred owned by Nevcorp, as to which Mr. Thomas has investment power but no voting power. Mr. Thomas has investment power, but no voting power with respect to the Series B Convertible Preferred and the Series C Convertible Preferred (to the extent the Series B Convertible Preferred or Series C Convertible Preferred is entitled to vote on any matter). The beneficial ownership of Mr. Thomas (other than with respect to the shares of Common Stock issuable upon the exercise of Options held by Mr. Thomas) is also attributed to Bedford and these shares appear twice in the above table. See footnote 4.

(7) The Common Stock includes (i) 85,600 shares of Common Stock issuable upon the exercise of Options held by Mr. Beattie, as to which Mr. Beattie has investment and voting power, (ii) 64,201 shares of Common Stock beneficially owned by ESB Consultants Inc., a corporation controlled by Mr. Beattie ("ESB"), as to which Mr. Beattie has investment power but no voting power, (iii) 42,442 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred owned by ESB, as to which Mr. Beattie has investment power but no voting power, and (iv) 9,185 shares of Common Stock issuable upon the conversion of Series C Convertible Preferred owned by ESB, as to which Mr. Beattie has investment power but no voting power. The Series A Preferred are owned by ESB. Mr. Beattie has investment power but no voting power with respect to the Series A Preferred, the Series B Convertible Preferred and the Series C Convertible Preferred (to the extent the Series A Preferred, Series B Convertible Preferred or Series C Convertible Preferred is entitled to vote on any matter). The beneficial ownership of Mr. Beattie (other than with respect to the shares of Common Stock issuable upon the exercise of Options held by Mr. Beattie) is also attributed to Bedford, and these shares appear twice in the above table. See footnote 4.

                                        4


(8) The information relating to the Common Stock is based on a Schedule 13-D, dated April 16, 1996, which was filed by Mr. Kravec. The Common Stock includes (i) 2,848,000 shares of Common Stock beneficially owned by Mr. Kravec, as to which Mr. Kravec has investment power and voting power,
       (ii) 38,583 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred owned by National Trading Manufacturing, Inc., a corporation controlled by Mr. Kravec ("National Trading"), as to which Mr. Kravec has sole investment power but no voting power, (iii) 8,835 shares of Common Stock issuable upon the conversion of the Series C Convertible Preferred owned by National Trading, as to which Mr. Kravec has sole investment power but no voting power, and (iv) 53,400 shares of Common Stock issuable upon the exercise of Options held by Mr. Kravec, as to which Mr. Kravec has investment and voting power. Of the Series A Preferred shares, 4,950 are owned by Mr. Kravec directly and 3,050 are owned by National Trading. Mr. Kravec has sole investment and voting power over the Series A Preferred (to the extent the Series A Preferred is entitled to vote on any matter). Mr. Kravec has investment power but no voting power with respect to the Series B Convertible Preferred and the Series C Convertible Preferred (to the extent the Series B Convertible Preferred or the Series C Convertible Preferred is entitled to vote on any matter). The beneficial ownership of Series B Convertible Preferred, Series C Preferred and the Common Stock issued upon the conversion thereof is also attributed to Bedford, and these shares appear twice in the above table. See footnote 4.

(9) The information relating to the Common Stock is based on a Schedule 13-D, dated April 16, 1996, which was filed by Mr. Berens. The Common Stock includes (i) 712,000 shares of Common Stock beneficially owned by Mr. Berens, as to which Mr. Berens has sole voting and investment power, and
       (ii) 16,614 shares of Common Stock issuable upon the exercise of Options held by Mr. Berens, as to which Mr. Berens has sole voting and investment power.

(10) The Common Stock includes (i) 893,446 shares of Common Stock, as to which Mr. Mauran has investment power but no voting power, (ii) 111,413 shares of Common Stock beneficially owned by Devonshire Trust ("Devonshire"), a trust of which Mr. Mauran is a trustee, as to which Mr. Mauran has investment power but no voting power, (iii) 110,680 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred owned by Devonshire, as to which Mr. Mauran has investment power but no voting power, (iv) 489,051 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred beneficially owned by Euro Credit Investments Limited ("Euro Credit"), a company controlled by Mr. Mauran, as to which Mr. Mauran has investment power but no voting power,
       (v) 108,254 shares of Common Stock issuable upon the conversion of Series C Convertible Preferred, (vi) 23,264 shares of Common Stock issuable upon the conversion of Series C Convertible Preferred owned by Devonshire, as to which Mr. Mauran has investment power but no voting power, and (vii) 16,614 shares of Common Stock issuable upon the exercise of Options held by Mr. Mauran, as to which Mr. Mauran has investment power but no voting power. Mr. Mauran has investment power but no voting power with respect to the Series A Preferred, the Series B Convertible Preferred and the Series C Convertible Preferred (to the extent the Series A Preferred, Series B Convertible Preferred or Series C Convertible Preferred is entitled to vote on any matter). The beneficial ownership of Mr. Mauran is also attributed to Bedford, and these shares appear twice in the above table. See footnote 4.

(11) Owned together with his spouse as joint tenants with right of survivorship.

(12)   Represents shares of Common Stock issuable upon the exercise of Options.

(13) The Common Stock includes (i) 734,775 shares of Common Stock issuable upon the conversion of Series B Convertible Preferred, (ii) 161,228 shares of Common Stock issuable upon the conversion of Series C Convertible Preferred, and (iii) 350,228 shares of Common Stock issuable upon the exercise of Options.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         Six directors are to be elected at the Annual Meeting. The six nominees named below are currently serving as the directors of the Company and have been designated by the Board of Directors (the "Board") as nominees for election as directors, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event that any nominee is unable or unwilling to serve, discretionary authority is reserved to the persons named in the accompanying form of proxy to vote for substitute nominees. The Board does not anticipate that such an event will occur. Each director must be elected by a plurality of the votes cast.

         The names of the nominees and information about them are set forth below.

         J.W. NEVIL THOMAS, age 58, has served as Chairman of the Board of the Company since the Merger on November 30, 1995. Mr. Thomas served as Chairman of the Board of FFI from its formation in July 1992 until the consummation of the Merger. Since 1970, Mr. Thomas has served as President of Nevcorp, a financial and management consulting firm which is controlled by Mr. Thomas and has a monitoring agreement with the Company. Mr. Thomas is Chairman of the Board of Bedford and a director of BCFC, Pet Valu, Inc. and PMC International Inc.

         E. SCOTT BEATTIE, age 37, has served as Vice Chairman of the Board and Assistant Secretary of the Company since the Merger on November 30, 1995. Mr. Beattie served as Vice Chairman of the Board of FFI from January 1995 until the consummation of the Merger. Since September 1989, Mr. Beattie has served as President of ESB, a financial and management consulting firm which is controlled by Mr. Beattie and has a monitoring agreement with the Company. Mr. Beattie has also served as Executive Vice President of Bedford since March 1995 and as Vice President of Bedford from September 1989 to March 1995. Mr. Beattie is a director of Bedford, Microbix Biosystems, Inc. and Janna Systems Inc.

         RAFAEL KRAVEC, age 64, has served as President and Chief Executive Officer and as a director of the Company since the Merger on November 30, 1995. Mr. Kravec served as President and Chief Executive Officer of FFI from its formation in July 1992 until the consummation of the Merger. Mr. Kravec has also served as President and Chief Executive Officer and as a director of (i) GB Parfums, Inc., a wholly-owned subsidiary of the Company, since its formation in March 1996 (and of the predecessor company), (ii) Halston Parfums, Inc., a wholly-owned subsidiary of the Company, since its formation in March 1996, (iii) Fine Fragrances, Inc. ("Fine Fragrances"), a company in which the Company has a 49.99% ownership interest, since March 1990, and (iv) National Trading, a company controlled by Mr. Kravec, since 1981. Mr. Kravec is the father of Saul Kravec who serves as a Vice President - Sales of the Company.

         FRED BERENS, age 53, has served as a director of the Company since the Merger on November 30, 1995. Mr. Berens served as a director of FFI from its formation in July 1992 until the consummation of the Merger. Mr. Berens has served as Senior Vice President - Investments of Prudential Securities, Inc., an investment banking firm, since March 1965. Mr. Berens previously served as a director of the Company, when it was known as Suave Shoe Corporation, prior to December 1994.

         RICHARD C.W. MAURAN, age 62, has served as a director of the Company since the Merger on November 30, 1995. Mr. Mauran served as a director of FFI from its formation in July 1992 until the consummation of the Merger. Mr. Mauran is a private investor and serves as Chairman and Chief Executive Officer of BCFC and as a director of Bedford, Microbix Biosystems, Inc., Pet Valu, Inc., Premdor, Inc., Cara Operations Ltd. and US Physical Therapy, Inc.

         GEORGE DOOLEY, age 63, has served as a director of the Company since March 1996. Mr. Dooley has served as President and Chief Executive Officer of
(i) Community Television Foundation of South Florida, Inc., a not-for-profit corporation supporting, and a licensee of, public television station WPBT Channel 2, since 1955, (ii) WPBT Communications Foundation, Inc., a not-for-profit corporation supporting public television station WPBT Channel 2, since 1981, and (iii) Comtel, Inc., a company providing television facilities to television producers, since 1981.

         Except with respect to Mr. Kravec's relationship with Saul Kravec described above, no family relationships exist between any of the executive officers and directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR.

                  COMPLIANCE WITH SECTION 16 UNDER THE 1934 ACT

         Federal securities laws require the Company's directors, executive officers, and persons who beneficially own more than 10 percent of the Common Stock to file reports of initial ownership and reports of subsequent changes in ownership with the Securities and Exchange Commission (the "Commission") and to provide copies of these reports to the Company. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure of the foregoing persons to file timely those reports during its fiscal year ended January 31, 1996. To the best of the Company's knowledge and recognizing that the present management of the Company (which was management of FFI) has only been in place since the November 30, 1995 Merger and is not aware of reports filed prior to that time, based solely upon a review of copies of reports furnished to it and written representations that no other reports were required, all of the Company's directors, officers required to report, and 10 percent or greater beneficial owners of Common Stock made all such filings timely.

                      MEETINGS AND COMMITTEES OF THE BOARD

GENERAL

         On the November 30, 1995 effective date of the Merger, the entire Board of Directors of FFI was elected to serve as the new Board of Directors of the Company. Because the operations of FFI became the operations of the Company following the Merger, the Company changed its fiscal year end from September 30 to January 31 following the Merger to conform to FFI's fiscal year. Accordingly, the information presented in this section relates to FFI's Board of Directors, (the "FFI Board") from February 1, 1995 until the Merger and to the Company's Board of Directors from the Merger until January 31, 1996 (such 12 month period, the "Fiscal Period"). During the Fiscal Period, the Board of Directors held two meetings and each director attended such meetings (other than Mr. Dooley who was not elected to the Board until March 1996). The Board has an Audit Committee and Compensation Committee.

         The Audit Committee consists of Messrs. Berens, Dooley and Thomas, none of whom are presently or formerly employees of the Company. The Audit Committee oversees the procedures, scope and results of the annual audit and reviews the services provided by the Company's independent auditors. The Audit Committee of FFI met once during the Fiscal Period.

         The Compensation Committee consists of Messrs. Berens and Dooley. The Compensation Committee administers the Company's stock option plans and determines the compensation of the Company's executive officers. The Compensation Committee of FFI met once during the Fiscal Period.

                              DIRECTOR COMPENSATION

         Directors who are employees of the Company or officers or employees of Bedford do not receive any monetary compensation for serving on the Board or any of its committees. Directors who are not employees of the Company and are not employees or officers of Bedford (currently Messrs. Berens, Dooley and Mauran) receive an annual retainer of $3,000 and a fee of $500 for each meeting of the Board or a committee of the Board attended. The Board also reimburses all directors for all expenses incurred in connection with their activities as directors. Non-employee directors receive stock options under the Directors' Plan. Directors who are not on the Compensation Committee may also be granted stock options under the 1995 Plan. Because most of the present directors of the Company were granted stock options when serving as directors of FFI under the 1995 Plan prior to the Fiscal Period, the FFI Board (and the Board of the Company following the Merger) determined that the grants under the Directors' Plan would not be effective until their reelection to the Board at the Annual Meeting, and that such grants will be based on the reelection criteria (other than with respect to Mr. Dooley's whose stock option grant upon his initial election to the Board in March will be considered a grant of an option for 7,000 shares if the shareholders approve the proposed amendments to the Directors'
Plan). See "Proposal 3 - Approval of Amendments to the Non-Employee Director Stock Option Plan." For information on agreements which the Company has entered into with Bedford and companies affiliated with Messrs. Thomas and Beattie, see "Certain Relationships and Related Transactions."

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid by FFI until the Merger and by the Company following the Merger for the fiscal year ended January 31, 1996, and by FFI for the seven months ended January 31, 1995 and the fiscal years ended June 30, 1994 and 1993, respectively, to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose compensation exceeded $100,000 (the "Named Executives").

SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                   ANNUAL COMPENSATION               COMPENSATION
                                          --------------------------------------  -------------------
                                                                  OTHER ANNUAL      STOCK      LTIP     ALL OTHER
                              FISCAL                              COMPENSATION     OPTION     PAYOUTS    COMPEN-
NAME AND PRINCIPAL POSITION PERIOD (1)    SALARY      BONUS (2)           (3)      AWARDS(#)   ($)      SATION($)
- --------------------------- ----------    ------     ----------   --------------  ----------  -------  ----------
Rafael Kravec.................1/31/96     $250,000   $  90,000         --            --         --         --
   President and Chief        1/31/95     $134,692   $ 125,000         --          106,800      --         --
   Executive Officer          6/30/94     $174,308   $  35,000         --            --         --         --
                              6/30/93     $182,292          --         --            --         --         --

Joseph M. Gilfarb.............1/31/96     $130,000   $  25,000         --            --         --         --
   Vice President - Sales     1/31/95     $ 52,500   $  97,746         --          53,400       --         --
                              6/30/94     $ 90,000   $  69,130         --            --         --         --
                              6/30/93     $ 84,988   $  44,389         --            --         --         --

Saul Kravec...................1/31/96     $130,000   $  40,000         --            --         --         --
   Vice President - Sales     1/31/95     $ 77,500   $  40,000         --          53,400       --         --
                              6/30/94     $ 99,462   $  20,000         --            --         --         --
                              6/30/93     $ 79,385          --         --            --         --         --

William J. Mueller............1/31/96     $130,000    $ 40,000         --            --         --         --
   Vice President -           1/31/95     $ 76,060    $ 40,000         --          53,400       --         --
   Operations and Chief       6/30/94     $113,173    $ 25,000         --            --         --         --
   Financial Officer          6/30/93(4)  $ 23,846          --         --            --         --         --

Gretchen Cuzydlo..............1/31/96     $123,077    $ 40,000         --            --         --         --
   Vice President -           1/31/95     $ 52,500    $ 20,000         --          53,400       --         --
   Marketing                  6/30/94     $ 58,327   $   5,000         --            --         --         --
                              6/30/93(5)  $  5,192          --         --            --         --         --

- -------------------

(1) The amounts shown for "1/31/95" are for the seven months ended January 31, 1995; the amounts shown for "1/31/96", "6/30/94" and "6/30/93" are for the fiscal years ended January 31, 1996, June 30, 1994 and June 30, 1993, respectively. Effective January 31, 1995, FFI changed its fiscal year end from June 30 to January 31.

(2) Pursuant to the terms of Rafael Kravec's employment agreement with the Company, the Company creates an annual bonus pool for Mr. Kravec and the other members of senior management equal to 6% of the pre-tax profit of the Company (the "6% Bonus Pool"). On an annual basis, the Compensation Committee approves the allocation of the 6% Bonus Pool among Mr. Kravec and the other members of the Company's senior management. For Mr. Gilfarb, the amounts set forth under the "Bonus" column for the 1/31/95, 6/30/94, and 6/30/93 fiscal periods represent sales commissions.

(3) The amounts reflected in the above table do not include any amounts for perquisites and other personal benefits. The aggregate amount of such compensation for each named executive did not exceed 10% of the total annual salary and bonus of such named executive and, accordingly, has been omitted from the table as permitted by the rules of the Securities and Exchange Commission.

(4)    Represents salary from April 5, 1993 through June 30, 1993.

(5)    Represents salary from May 26, 1993 through June 30, 1993.

AGGREGATED FISCAL YEAR END OPTION VALUE TABLE.

         The following table sets forth certain information concerning unexercised stock options held by the Named Executives at January 31, 1996. There were no exercises of stock options by the Named Executives during the fiscal year ended January 31, 1996.

                                                                       VALUE OF UNEXERCISED
                               NUMBER OF UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
         NAME                       AT JANUARY 31, 1996 (#)           JANUARY 31, 1996 ($)
- --------------------------     -----------------------------       ----------------------------
                               EXERCISABLE     UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
                               -----------     -------------       -----------    -------------
Rafael Kravec                     53,400           53,400           $177,555         $177,555
Joseph Gilfarb                    35,600           17,800           $118,370         $ 59,185
Saul Kravec                       35,600           17,800           $118,370         $ 59,185
William J. Mueller                35,600           17,800           $118,370         $ 59,185
Gretchen Cuzydlo                  35,600           17,800           $118,370         $ 59,185

EMPLOYMENT AGREEMENT

         The Company has an employment agreement (the "Employment Agreement") with Rafael Kravec, its President and Chief Executive Officer, whereby he agrees to devote a majority of his business time and energies to the business and affairs of the Company and Fine Fragrances. The term of the Employment Agreement extends to July 2, 2000. The Employment Agreement is automatically renewable for successive one year periods unless either party gives written notice at least 180 days prior to the end of a term of his or its intention not to renew. In addition, the Employment Agreement requires the Company to implement the 6% Bonus Pool. See footnote (2) to the "Summary Compensation Table." Mr. Kravec is also entitled to participate in the Company's other employee benefits. The total amount of base salary and bonus compensation which Mr. Kravec is entitled to receive may not exceed $500,000 per year. The Employment Agreement provides that Mr. Kravec shall not engage or have an interest in any business competitive with or similar to that engaged by the Company during the term of the agreement and for a period of five years after its termination in the State of Florida or any other geographic area where the Company does business or in which its products are marketed. The Company has no other employment agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Thomas and Beattie, the Chairman and Vice Chairman of the Board of the Company, respectively, served as members of the Compensation Committee of the FFI Board along with Mr. Berens prior to the Merger. Following the
Merger, the Compensation Committee of the Board (the "Compensation Committee") consisted of Mr. Berens, until the election of Mr. Dooley in March 1996, which resulted in the Compensation Committee consisting of Messrs. Berens and Dooley. Messrs. Thomas and Beattie are directors and executive officers of Bedford and are the controlling shareholders of Nevcorp and ESB, respectively. The Company has monitoring agreements which were entered into prior to the Merger with each of Bedford, Nevcorp and ESB, pursuant to which such entities provide financial advisory services to the Company in exchange for annual monitoring fees aggregating $275,000. In addition, from time to time, the Company has borrowed funds from the Bedford Investors, and at April 30, 1996, the Company owed the Bedford Investors $410,000. BCFC, Bedford's parent company, Nevcorp, ESB and other Bedford Investors have provided financing to the Company in connection with certain acquisitions and hold 12.5% Secured Subordinated Debentures Due 2002 ("12.5% Debentures") and 8% Secured Subordinated Debentures Due 2005 ("8% Debentures"). In addition, the FFI Board authorized the payment of a one-time management services fee to Bedford in the amount of $200,000 in connection with services performed with respect to the Merger, and the Company's Board authorized the payment of a one-time management services fee in the amount of $200,000 in connection with services performed with respect to the acquisition of the Halston fragrance brands. For additional information relating to the transactions discussed in this section, see "Certain Relationships and Related Transactions." For information on the voting power of Bedford relating to the outstanding Common Stock, see "Security Ownership of Principal Shareholders and Management."
                                        9

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of FFI's Board of Directors prior to the Merger consisted of J.W. Nevil Thomas, E. Scott Beattie and Fred Berens. Following the Merger, the Compensation Committee of the Board consisted of Mr. Berens, until the election of George Dooley in March 1996, which resulted in the Compensation Committee consisting of Messrs. Berens and Dooley. The function of the Compensation Committee is to determine the compensation of the Company's executive officers, including bonuses, and to administer the Company's stock option plans (other than the Non-Employee Director Stock Option Plan), including the 1995 Stock Option Plan.

         FFI's executive compensation from February 1, 1995 until the Merger and the Company's executive compensation following the Merger until January 31, 1996 (such twelve month period, the "Fiscal Period") consisted of three primary components: base salary, bonus and grants of stock options. The components of executive compensation are designed to facilitate fulfillment of the compensation objectives of the Board of Directors and the Compensation Committee, which objectives include: (i) attracting and retaining competent management; (ii) rewarding management for short and long term accomplishments;
(iii) relating management compensation to the achievement of Company goals and the Company's performance; and (iv) aligning the interests of management with those of the Company's shareholders.

         The determination of salary and bonus for the Company's executive officers was made after reviewing and considering a number of factors, including job responsibility, level of performance, achievement of Company goals, Company performance, compensation levels at competitive companies, the Company's historical compensation levels and any applicable sales commissions for certain executive officers. Prior to the Merger, FFI had, and following the Merger, the Company has, in place the 6% Bonus Pool which is set forth in the Employment Agreement with Rafael Kravec, pursuant to which 6% of the pre-tax profit of the Company is established as a bonus pool for Mr. Kravec and the other members of senior management each year. The allocation of the 6% Bonus Pool is determined by the Compensation Committee. Other than the 6% Bonus Pool which is specifically tied to Company performance, the compensation decisions were based upon an overall review of all of the relevant factors without giving specific weight to any one factor.

         The determination of salary and bonus during the Fiscal Period for Rafael Kravec, the President and Chief Executive Officer of the Company, was based primarily on job responsibility, achievement of company goals (including becoming a public company through the Merger and the acquisition of fragrance brands or new distribution arrangements for fragrance products), Company performance and the compensation levels for chief executive officers at competitive companies. There was no specific relationship or formula by which Mr. Kravec's specific compensation was tied to Company performance other than the 6% Bonus Pool. For the Fiscal Period, the Compensation Committee determined that, based on an evaluation of all of the relevant factors, including the fact that several members of the Company's management in addition to the senior executives also contributed to the Company's performance and achievement of its goals, Mr. Kravec should receive an increase in salary more in line with that paid to other chief executive officers in the industry and that the 6% Bonus Pool should be distributed among a larger number of persons within the Company's management.

         To further the implementation of its compensation philosophy, in January 1995, FFI's Board of Directors adopted the 1995 Stock Option Plan. During the Fiscal Period, no awards were granted pursuant to the 1995 Stock Option Plan, primarily as a result of changes in the composition of the Compensation Committee following the Merger. The Compensation Committee granted an aggregate of 45,000 stock options to the Company's management for their performance during the Fiscal Period in the fiscal year ended January 31, 1997.

                                                       Fred Berens
                                                       George Dooley
                                                       E. Scott Beattie*
                                                       J.W. Nevil Thomas*

* Such persons join in this report only with respect to compensation decisions made by the Committee of the Board of FFI prior to the Merger.

PERFORMANCE GRAPH

NOTE: From its inception in 1960 until January 1995, the Company manufactured and imported casual, athletic and leisure footwear. After several years of declining sales due to increased foreign competition, in January 1995, the Company discontinued its shoe manufacturing operations. Prior to the Merger, the Company was engaged primarily in disposing of its shoe manufacturing plant, property and equipment. Management of the Company believes that reflecting total return data for the Company relating to its shoe manufacturing operations or the discontinued operations prior to the Merger would be of no relevance to its shareholders and potentially misleading. Accordingly, management of the Company has omitted all historical data which does not relate to the Company's fragrance operations following the Merger and has begun the performance graph comparison as of the November 30, 1995 effective date of the Merger.

         The performance graph data set forth below compares the cumulative total returns, including the reinvestment of dividends, of the Common Stock with the companies in the Nasdaq Stock Market (U.S.) Index and with four peer group companies (the "Peer Group"), which include: Allou Health & Beauty Care, Inc.; Jean Philippe Fragrances, Inc.; Parlux Fragrances, Inc.; and Perfumania, Inc. The Peer Group consists of companies engaged in fragrance manufacturing, distribution and sales with similar market capitalizations to the Company. The comparison covers a period from the November 30, 1995 effective date of the Merger in which the Company's operations became the fragrance operations of FFI until January 31, 1996, and is based on an assumed $100 investment on November 30, 1995 in the Nasdaq Stock Market (U.S.) Index, the Peer Group and in the Common Stock. The Common Stock is listed on the Nasdaq National Market under the symbol "FRAG."


[GRAPHIC OMITTED]

                                              Cumulative Total Return
                                            11/30/95            1/31/96
                                            ---------------------------

French Fragrances, Inc.                        100                141

Nasdaq Stock Market (US)                       100                100

Peer Group                                     100                 99

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


RELATIONSHIPS

           Messrs. Thomas, Beattie and Mauran, who are directors of the Company, are also directors of Bedford. Bedford has voting power with respect to the Common Stock owned by the Bedford Investors, which represents approximately 35% of the outstanding Common Stock. Among the Bedford Investors are BCFC, the parent company of Bedford, Nevcorp, a corporation controlled by Mr. Thomas, ESB, a corporation controlled by Mr. Beattie, Euro Credit, a corporation controlled by Mr. Mauran, Devonshire, a trust of which Mr. Mauran is a co-trustee, and Devonshire Holdings, a trust whose beneficiary is a corporation controlled by Mr. Mauran ("Devonshire Holdings"). Rafael Kravec, the President and Chief Executive Officer and a director of the Company, controls National Trading. Fred Berens is a director of the Company. Fine Fragrances is a company in which the Company has a 49.99% ownership interest and of which Rafael Kravec serves as President and Chief Executive Officer.

RELATED TRANSACTIONS

         The Company is a party to a shareholders agreement, dated as of July 2, 1992, between Bedford and Rafael Kravec, which was amended as of December 2, 1992, February 14, 1995 (which also made the Company a party), November 30, 1995 and April 16, 1996 (as amended, the "Shareholders Agreement"). Pursuant to the Shareholders Agreement, the Company must obtain and maintain two key man life insurance policies insuring the life of Rafael Kravec, one in the amount of at least $3.6 million (the "First Policy") and the other in the amount of at least $8.225 million (the "Second Policy"). The proceeds of the First Policy are to be applied by the Company first to redeem the 12.5% Debentures and then to redeem the shares of Series A Preferred held by the Bedford Investors and Fred Berens. The proceeds of the Second Policy will be applied by the Company first to redeem the 8% Debentures and then for working capital purposes. Unless earlier terminated by agreement of Bedford and Rafael Kravec, the Shareholders Agreement will be terminated on the earlier to occur of (i) the written agreement of Bedford and Rafael Kravec, (ii) the death of Mr. Kravec, or (iii) January 31, 2005.

         Following the Merger on November 30, 1995, the Company entered into a registration rights agreement with Bedford, for itself and on behalf of the Bedford Investors holding shares of Series B Convertible Preferred and Common Stock, Rafael Kravec, Eugene Ramos (who was the President of Suave prior to the Merger) and Fred Berens pursuant to which the Company granted certain demand and piggyback registration rights to such persons with respect to the Common Stock owned by them, provided that a demand can only be made for at least an aggregate of 1,000,000 shares of Common Stock. Demand registration rights terminate November 30, 2000, and piggyback registration rights terminate on November 30, 2002. On March 20, 1996, the Agreement was amended to grant registration rights to the Bedford Investors holding shares of the Series C Preferred with respect to the Common Stock issued upon the conversion thereof.

         The Company is a party to separate monitoring agreements, dated as of July 2, 1992, with each of Bedford, Nevcorp and ESB pursuant to which Bedford, Nevcorp and ESB provide financial advisory services to the Company. In consideration of the services provided, Bedford, Nevcorp and ESB receive annual fees of $37,000, $22,000 and $16,000, respectively, payable in quarterly installments in advance. In addition, the Company reimburses Bedford, Nevcorp and ESB for pre-approved travel expenses. The agreement terminates on the later to occur of (i) the redemption of the 12.5% Debentures and Series A Preferred or
(ii) the date as of which members of the "Bedford Group" (defined to include the Bedford Investors) cease to own an aggregate of 10% or more, on a fully diluted basis, of the outstanding Common Stock. The agreements may be terminated by Bedford, Nevcorp and ESB upon giving the Company 60 days' prior written notice.

         The Company is a party to separate monitoring agreements, dated as of February 14, 1995, with each of Bedford, Nevcorp and ESB pursuant to which Bedford, Nevcorp and ESB provide financial advisory services to the Company. In consideration of the services provided, Bedford, Nevcorp and ESB receive annual fees of $95,000, $25,000 and $80,000, respectively, payable in quarterly installments in advance. In addition, the Company reimburses Bedford, Nevcorp and ESB for pre-approved travel expenses. The agreement terminates on the later to occur of (i) the redemption of the 8% Debentures or (ii) the date as of which members of the Bedford Group cease to own an aggregate of 10% or more, on a fully diluted basis, of the outstanding Common Stock. The agreements may also be terminated by Bedford, Nevcorp and ESB upon giving the Company 60 days' prior written notice.

         The Company has outstanding $11,225,000 aggregate principal amount of the 8% Debentures which were issued to the Bedford Investors as part of financings for two fragrance brand acquisitions in March 1995 and 1996, respectively. Of that amount, BCFC, Nevcorp, ESB, Mr. Mauran, Devonshire Holdings and National Trading have approximately $652,000, $77,000, $235,000, $2,276,000, $223,000 and $217,000 principal amount of 8% Debentures outstanding. The Company also has outstanding $3,460,000 aggregate principal amount of 12.5% Debentures which were issued to the Bedford Investors, Rafael Kravec, National Trading and Fred Berens in connection with the acquisition in July 1992 of the fragrance and cosmetic assets of National Trading by FFI. Of that amount, ESB, Mr. Mauran, Mr. Berens and National Trading have approximately $5,000, $506,000, $346,000 and $1,384,000 principal amount of 12.5% Debentures outstanding.

         In addition to the 8% Debentures and the 12.5% Debentures, since January 31, 1995, the Company has had outstanding certain loans and advances from shareholders and affiliates of the Company. At April 30, 1996, the Company had outstanding balances from National Trading, Fine Fragrances and the Bedford Investors in the principal amounts of $1,394,000, $918,000 and $410,000, respectively. Since January 31, 1995, the highest amount outstanding at any one time was as follows: National Trading, $2,088,000; Fine Fragrances, $1,858,000; and the Bedford Investors, $410,000. These loans or advances generally bear interest at the prime rate and are short-term in nature.

         In connection with extraordinary management and financial advisory services performed by Bedford over several months on behalf of FFI with respect to the Merger in the Fiscal Period, the Board of FFI authorized payment to Bedford of a one-time management services fee of $200,000. In addition, in connection with extraordinary management and financial advisory services performed by Bedford over several months on behalf of the Company with respect to the March 1996 acquisition of the Halston fragrance brands, the Board authorized payment to Bedford of a one-time management services fee of $200,000.

         The Company is a party to a lease agreement, dated as of July 2, 1992, with National Trading, pursuant to which the Company is leasing a facility in Miami, Florida which currently houses its executive offices. The property is subject to a mortgage by National Trading to secure its obligation for industrial development revenue bonds issued through the Dade County Industrial Development Authority in the original amount of $3 million. The outstanding principal balance of the bonds was approximately $2.2 million at April 30, 1996. The terms of the lease run through December 1, 2011. Future minimum lease payments for the building and land range from $266,000 for the year ending January 31, 1996, declining to $235,000 for the year ending January 31, 2000, with an aggregate of $1,520,000 due for all periods thereafter. Under the terms of the lease, the Company has an option to purchase the leased property on or before the end of the lease term at a price of $1.8 million less the amount equal to the product of $10,000 multiplied by the number of months for which the Company has paid rent pursuant to the lease.

         The Company is a party to a management agreement dated as of May 14, 1990 (the "Management Agreement") with Fine Fragrances. Under the terms of the Management Agreement, the Company provides office space and equipment, warehousing and delivery facilities and certain managerial, accounting and legal services to Fine Fragrances, in return for a management fee of 8% of the gross sales of Fine Fragrances payable on a monthly basis. In addition, the Company is reimbursed for certain business expenses incurred by the Company in connection with the performance of the services under the Management Agreement. The Company received management fees under the Management Agreement during the fiscal year ended January 31, 1996 totaling $376,000.
                                       13

        PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN


         The 1995 Stock Option Plan (the "1995 Plan") was adopted by FFI's Board of Directors in January 1995 and approved by FFI's shareholders in April 1995. At the time of adoption, the 1995 Plan provided for a maximum of 76,000 shares of FFI Common Stock, $.01 par value ("FFI Common Stock"), which could be granted under the plan. In January 1995, FFI's Board of Directors granted options to executive officers and directors of FFI, in recognition of their contribution to the growth of FFI from its inception in 1992 until 1995, for an aggregate of 67,000 shares of FFI Common Stock, exercisable in three installments over two years at $23.50 per share. As a result of the Merger: (i) the Company assumed the 1995 Plan; (ii) the maximum number of shares of Common Stock which could be granted under the 1995 Plan was amended to 541,120 to give effect to the 7.12 shares of Common Stock for one share of FFI Common Stock conversion rate in the Merger (the "Conversion Rate"); and (iii) each outstanding option to acquire one share of FFI Common Stock under the 1995 Plan was converted into the right to acquire 7.12 shares of Common Stock exercisable at $3.30 per share to give effect to the Conversion Rate. Notwithstanding the adjustment in the maximum shares of Common Stock available for grant under the 1995 Plan resulting from the Merger, only 64,080 shares of Common Stock remained available for grant under the 1995 Plan following the Merger, which number had been further reduced to 14,080 at May 22, 1996. The Board and the Compensation Committee both believe that it is in the Company's best interest to increase the maximum number of shares of Common Stock available for grant under the 1995 Plan so as to maintain the purposes of the 1995 Plan, which is the promotion of the long-term financial interests and growth of the Company by attracting and retaining key employees, officers, directors and other persons who provide services for the Company or its subsidiaries and who will be instrumental to the success of the Company, and motivating such persons by means of growth-related incentives. On March 29, 1996, the Board adopted, subject to shareholder approval, an amendment to the 1995 Plan to increase the number of shares of Common Stock which may be issued pursuant to stock options granted under the 1995 Plan from 541,120 to 1,500,000 (the "1995 Plan Amendment").

         In connection with the Company's recent acquisitions of fragrance brands and exclusive distribution agreements in the United States and general expansion of its business, the Company has added several new key employees and increased the size of its management. The Board believes that it has been able to attract these persons, as well as maintain the existing core of management, without significantly altering its executive salary structure, through the direct grant of, or through the opportunity for such persons to obtain, long-term incentive compensation through stock options and warrants.

         The Company has in place two other stock option plans which were adopted by the Company when it was known as Suave Shoe Corporation and which are exclusively for employees: the 1981 Employee Stock Option and Stock Appreciation Rights Plan (the "1981 Plan"), which had 360,000 shares of Common Stock available for grant under the plan at the time of the Merger (295,000 at May 22, 1996); and the 1993 Stock Option Plan (the "1993 Plan"), which had 500,000 shares of Common Stock available for grant under the plan at the time of the Merger and at May 22, 1996. Notwithstanding the availability of Common Stock under these plans, the Compensation Committee and the Board believe that the 1995 Plan, with its broader eligibility requirements, is the more appropriate stock option plan for the Company to proceed with in the future. Accordingly, the Board's resolution for adoption of the 1995 Plan Amendment also includes the termination of both the 1981 Plan and the 1993 Plan if the shareholders approve the 1995 Plan Amendment. Termination of the 1981 Plan and the 1993 Plan will not affect the validity of any outstanding options which have been granted under such plans.

         The following summary of the 1995 Plan is qualified in its entirety by reference to the full text of the 1995 Plan, as amended and restated, attached to this Proxy Statement as Exhibit A.

         The 1995 Plan is administered by the Compensation Committee of the Board. The 1995 Plan provides that any individual who performs services for the Company or a subsidiary, including any individual who is an employee, officer or director of the Company or a subsidiary shall be eligible to receive stock options under the plan. The class of eligible participants consists of approximately 150 persons, including six executive officers and three non-employee directors. Following the Merger, non-employee directors who are members of the Compensation Committee are not eligible to receive stock options under the 1995 Plan. The Compensation Committee will determine the persons to be granted stock options, the number of shares of Common Stock to which the options relate and the terms and conditions of such stock options. The number of shares of Common Stock subject to each outstanding stock option, the option price with respect to outstanding stock options and the aggregate number of shares of Common Stock under the 1995 Plan shall be subject to such adjustment as the Compensation Committee deems appropriate to reflect stock splits, stock dividends, recapitalizations, mergers, consolidations and reorganizations of or by the Company.

         Two types of stock options may be granted under the 1995 Plan: incentive stock options ("Incentive Options"), which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options"). The exercise price per share for Incentive Options may not be less than the fair market value of the Common Stock at the time the option is granted (as determined in good faith by the Compensation Committee) and, for Nonqualified Options, the exercise price may not be less than the par value of the Common Stock. In the event of the grant of an Incentive Option to an optionee who is the owner (directly or by attribution under Section 424(d) of the Code) of more than 10% of the total combined voting power of all classes of the stock of the Company, the option price may not be less than 110% of the fair market value of the Common Stock at the time of the grant. For each Incentive Option, the fair market value of the shares with respect to which options first become exercisable by the optionee during any calendar year, determined as of the date of the grant, may not exceed $100,000. The purchase price for any option under the 1995 Plan may be paid in cash, by check or such other manner as the Compensation Committee deems appropriate, or with the consent of the Compensation Committee, in shares of Common Stock or by the Company retaining shares of Common Stock to be delivered upon exercise of the stock option corresponding to the number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the participant desires to exercise the stock option.

         Options under the 1995 Plan may be granted with terms of no more than ten years from the date of grant. Incentive Options may only be granted to key employees of the Company or its subsidiaries. If an Incentive Option is granted to an optionee who is the owner (directly or by attribution under Section 424(d) of the Code) of more than 10% of the total combined voting power of all classes of the stock of the Company, the term of such option may not exceed five years from the date of grant. Options under the 1995 Plan are generally exercisable during the periods and to the extent set forth in the option agreement between the optionee and the Company as determined by the Compensation Committee, but no option may be exercisable prior to the expiration of six months from the date of grant or after the expiration of ten years from the date of grant. Generally stock options may be exercised only while the participant is an employee of, or performing services to, the Company or a subsidiary, provided that with the consent of the Compensation Committee, options may be exercised subject to certain time limitations in the event a participant's employment by, or provision of services to, the Company or a subsidiary is terminated. Stock options are not transferable other than by will or the laws of descent and distribution and may be exercised only by the participant during the participant's lifetime.

         Subject to certain legal restrictions, stock options become fully exercisable and vested on the date of a "change in control," which includes a change in the composition of a majority of the Board, reorganization, merger, consolidation or sale of substantially all of the assets of the Company where the beneficial owners of the outstanding Common Stock and the outstanding voting securities fail to own more than 51% of the then outstanding shares of common stock and the combined voting power of the corporation resulting from such transaction or of the corporation acquiring the Company's assets, as the case may be; and the liquidation or dissolution of the Company.

         The 1995 Plan will terminate on, and no options may be granted thereunder after, January 26, 2005, subject to the right of the Board to terminate the 1995 Plan earlier. The Board may amend the 1995 Plan at any time, except that it must have the approval of the Company's shareholders to (i) increase the maximum number of shares of Common Stock in the aggregate for which options may be granted under the 1995 Plan except in the case of certain events as summarized above, (ii) change the class of persons eligible to participate in the 1995 Plan, or (iii) increase the benefits accruing to participants under the 1995 Plan. No termination or amendment to the 1995 Plan will adversely affect the rights of a participant under an outstanding option without the consent of the participant.

         In general, the grant of an option creates no tax consequences for a participant or the Company. A participant will not have taxable income upon exercising an Incentive Option and the Company will receive no deduction at that time. Upon exercising a Nonqualified Option, the participant will generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise and the Company will be entitled to a deduction equal in amount. Upon such exercise, the participant must make such arrangements with the Company with respect to withholding taxes as the Compensation Committee may determine. A participant's disposition of shares of Common Stock acquired upon the exercise of an option generally will result in short-term or long-term capital gain or loss (unless shares issued pursuant to the exercise of an Incentive Option are disposed of within two years after the date of grant of the Incentive Option or within one year after the transfer of the shares to the participant) measured by the difference between the sales price and the participant's tax basis in such shares. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an Incentive Option are disposed of before the applicable Incentive Option holding periods have been satisfied. Different tax rules may apply with respect to participants who are subject to
Section 16 under the Securities Exchange Act of 1934, as amended, when they acquire stock in a transaction deemed to be a non-exempt purchase under that statute or within six months of an exempt grant of an option under the 1995 Plan. A participant who is not a United States citizen and is not deemed to be a resident of the United States for U.S. federal income taxation generally will not be subject to U.S. taxation upon the grant or exercise of an option or upon the sale of the shares received upon exercise of an option, provided that the option was granted solely for services rendered outside of the United States. A nonresident alien participant who performs services in the U.S. may be subject to taxation with respect to options granted for such services.

         As of May 22, 1996, Incentive Options for the purchase of 320,400 shares of Common Stock, exercisable at $3.30 per share, have been granted under the 1995 Plan to five employees who are executive officers as follows: (i) Rafael Kravec has been granted Incentive Options for 106,800 shares; (ii) Joe Gilfarb has been granted Incentive Options for 53,400 shares; (iii) Saul Kravec has been granted Incentive Options for 53,400 shares; (iv) William J. Mueller has been granted Incentive Options for 53,400 shares; and (v) Gretchen Cuzydlo has been granted Incentive Options for 53,400 shares. As of May 22, 1996, Nonqualified Options for the purchase of 206,640 shares of Common Stock have been granted under the 1995 Plan to four non-employee directors, of which options for 156,640 shares are exercisable at $3.30 per share and options for 50,000 shares are exercisable at $5.25 per share. In addition, in May 1996, the Compensation Committee granted E. Scott Beattie, the Vice Chairman of the Company, in recognition of his extensive role in connection with the management of the Company and the Company's acquisition activities, Nonqualified Options for 92,500 shares under the 1995 Plan, subject to the shareholders approval of the 1995 Plan Amendment. These options are exercisable at $6.50 per share in three equal installments if and when the Common Stock of the Company next trades at $8.00, $11.00 and $15.00, respectively, but no earlier than six months from the date of grant. No options granted under the 1995 Plan have been exercised as of May 22, 1996, and all options which have been granted have an expiration date of five years from the date of grant. The closing price for the Common Stock on the Nasdaq National Market on May 22, 1996 was $7.25.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1995 PLAN AMENDMENT.


                     PROPOSAL 3 - APPROVAL OF AMENDMENTS TO
                   THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         The Non-Employee Director Stock Option Plan (the "Directors' Plan") was adopted by FFI's Board of Directors in January 1995 and approved by FFI's shareholders in April 1995 to attract and retain the services of non-employee members to the FFI Board and to gain for FFI the advantages inherent in directors having a greater financial investment in FFI. At the time of adoption, the Directors' Plan provided for a maximum of 5,000 shares of FFI Common Stock to be granted under the plan. As a result of the Merger, the Company assumed the Directors' Plan, and the maximum number of shares of Common Stock which could be granted under the Directors' Plan was amended to 35,600 to give effect to the
7.12 shares of Common Stock for one share of FFI Common Stock Conversion Rate in the Merger. As adopted, the Directors' Plan provided that upon an eligible director being first elected to the FFI Board, the director would receive an option for 1,000 shares of FFI Common Stock, and the eligible director would receive an option for 500 shares of FFI Common Stock upon reelection to the FFI Board, at each subsequent annual meeting of shareholders. Because the directors of FFI received a grant of stock options under the 1995 Plan, the FFI Board, and the Company's Board following the Merger, determined that they would not be eligible to receive stock options under the Directors' Plan until their reelection to the Board at the Annual Meeting and that such option grant would be treated as a grant upon reelection to the Board.

         The merger agreement relating to the Merger did not provide for an adjustment in the number of shares of Common Stock received pursuant to the option upon a director being first elected or reelected to the Board of Directors to give effect to the Conversion Rate in the Merger. In addition, the Board and management of the Company believe that the option grants in connection with the relection to the Board each year should better reflect the ongoing significant contributions of the non-employee members of the Board to the growth of the Company, especially in view of the recent acquisition and financing transactions involving the Company and its public reporting obligations. In the past three months alone, the Board has conducted five meetings compared for two for the entire Fiscal Period. The Board and management of the Company believe that it is in the Company's best interest, in order to maintain the original purposes of the Directors' Plan, to give full effect to the Conversion Rate in the Merger and to better reflect the value provided to the Company by the non-employee members of the Board, to amend the Directors' Plan (the "Directors' Plan Amendments") to: (i) increase the number of shares of Common Stock available for issuance under the Directors' Plan from 35,600 to 200,000; (ii) increase the number of shares purchasable upon the exercise of the option granted to a director upon initial election to the Board from 1,000 to 7,000; and (iii) increase the number of shares purchasable upon the exercise of the option granted to a director upon reelection to the Board at a subsequent annual meeting of shareholders from 500 to 7,500. On March 29, 1996, the Board adopted, subject to shareholder approval, the Directors' Plan Amendments. In addition, the Board adopted a resolution making George Dooley's grant of an option upon his March 29, 1996 appointment to the Board, be for 7,000 shares of Common Stock, subject to shareholder approval of the Directors' Plan Amendments.

         The following summary of the Directors' Plan is qualified in its entirety by reference to the full text of the Directors' Plan, as amended and restated, attached to this Proxy Statement as Exhibit B.

         The Directors' Plan is administered by the Board. The Directors' Plan provides that each member of the Board who at the time of grant is not an "employee" of the Company or any of its subsidiaries within the meaning of the Employee Retirement Security Act of 1974, as amended ("ERISA"), shall be eligible for the grant of stock options under the Directors' Plan. Currently, Messrs. Beattie, Berens, Dooley, Thomas and Mauran are eligible for the grant of stock options under the Directors' Plan. Each eligible director first elected to the Board after the Annual Meeting will be granted an option to purchase 7,000 shares of Common Stock provided that a sufficient number of shares remain available under the Directors' Plan. In addition, commencing at the Annual Meeting, each year on the date of the annual meeting of the shareholders ("Annual Meeting Date") and again provided that a sufficient number of shares remain available under the Directors' Plan, there will automatically be granted to each eligible director who is reelected to the Board an option to purchase 7,500 shares of Common Stock. Each option granted under the Directors' Plan on an Annual Meeting Date will become exercisable on the next Annual Meeting Date if such person has continued to serve as a director until that meeting, while each option granted other than on an Annual Meeting Date will become exercisable on the first anniversary of the date the option is granted if such person has continued to serve as a director until that date. No option may be exercisable after the expiration of ten years from the date of grant. The exercise price will represent the fair market value of the Common Stock at the date of grant and will be determined by the Board. The options to be granted under the Directors' Plan will be nonqualified stock options (stock options which do not constitute "incentive stock options" within the meaning of Section 422 of the
Code). For a summary of the tax consequences to eligible directors under the Directors' Plan, see the description of the tax consequences of Nonqualified Options under "Proposal 2 - Approval of Amendment to the 1995 Stock Option Plan."

         The number of shares of Common Stock subject to each outstanding stock option and the option price with respect to outstanding stock options under the Directors' Plan shall be subject to such adjustment as the Board deems appropriate to reflect stock splits, stock dividends, recapitalizations, mergers, consolidations and reorganizations of or by the Company. The Directors' Plan shall continue in effect until all options granted thereunder have expired or been exercised unless sooner terminated under the provisions relating to the options. As of May 22, 1996, other than with respect to Mr. Dooley's grant of an option for 7,000 shares of Common Stock upon his initial appointment to the Board, which is subject to the shareholders' approval of the Directors' Plan Amendments and is exercisable at $6.00 per share, no options had been granted under the Directors' Plan.

THE BOARD AND MANAGEMENT OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE DIRECTORS' PLAN AMENDMENTS.

                   PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS


         The Board of Directors has appointed the firm of Deloitte & Touche LLP to continue as the independent auditors for the Company for the fiscal year ending January 31, 1997. Deloitte & Touche LLP has been acting as the independent auditors of the Company since February 22, 1996, and served as the independent auditors of FFI, whose fragrance distribution operations became the operations of the Company following the Merger, since FFI's inception in 1992. In conjunction with the appointment of Deloitte & Touche LLP, on February 22, 1996, the Board of Directors of the Company, based on the recommendation of the Audit Committee of the Board, dismissed Arthur Andersen LLP as the independent auditors of the Company. Arthur Andersen LLP served as the independent auditors of the Company when it was known as Suave Shoe Corporation and when its business operations consisted of the manufacture of athletic footwear. The Board of Directors based its decision to change independent auditors for the Company on FFI's experience with Deloitte & Touche LLP and Deloitte & Touche LLP's familiarity with the fragrance operations of the Company following the Merger.

         During the two most recent fiscal years, the reports issued by Arthur Andersen LLP on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such opinion qualified or modified as to uncertainty, audit scope or accounting principles, except for the report issued by Arthur Andersen LLP on the Company's financial statements for the year ended September 30, 1994, which was modified to include an explanatory fourth paragraph as to the Company's ability to continue as a going concern principally as a result of substantial losses for the prior two fiscal years and the discontinuance of the Company's operations during the first quarter of fiscal 1995. The report issued by Arthur Andersen LLP on the Company's financial statements for the year ended September 30, 1995 gave emphasis, in a separate paragraph, to the shareholders' approval of the Merger. This "emphasis" paragraph did not modify or qualify the independent auditors' report for the fiscal year ended September 30, 1995. During the two most recent fiscal years and subsequent interim periods, there have been no disagreements between the Company and Arthur Andersen LLP concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with any of its reports on the Company's financial statements. During the two most recent fiscal years and subsequent interim periods, there were no matters which may be construed as "reportable events" within the meaning of Item 304(a)(1)(v)(A) through (D) of Regulation S-K promulgated by the Commission.

         Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 1997.


                              SHAREHOLDER PROPOSALS


         Shareholder proposals to be considered for inclusion in the proxy materials of the Company for its 1997 Annual Meeting of Shareholders must be received by the Company by January 30, 1997.


                                  OTHER MATTERS

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmission. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

         The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.


                                            By Order of the Board of Directors


                                            OSCAR E. MARINA
                                            SECRETARY


Miami, Florida
May 29, 1996.

                                                                      EXHIBIT A

                             FRENCH FRAGRANCES, INC.

                             1995 STOCK OPTION PLAN


1.   DEFINITIONS:  As used herein, the following definitions shall apply:

     (a) "Compensation Committee" shall mean a committee appointed from time to time by the Board to administer the plan and consisting of not fewer than two members. Upon the registration by the Company of the Common Stock pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all members of the Compensation Committee shall be "disinterested persons" as defined by Rule 16b-3.

     (b) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     (c) "Company" shall mean French Fragrances, Inc., a Florida corporation, or any successor thereof.

     (d) "Eligible Person" means any individual who performs services for the Company or a Subsidiary, including any individual who is an employee, officer or director of the Company or a Subsidiary, regardless of whether such individual is included on the regular payroll of the Company or a Subsidiary, or is a full or part time employee.

     (e) "Incentive Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

     (f) "Nonqualified Option" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

     (g) "Participant" shall mean any Eligible Person designated by the Compensation Committee under Paragraph 6 for participation in the Plan.

     (h) "Plan" shall mean this Stock Option Plan for the Company.

     (i) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Securities Exchange Act, or any successor thereto.

     (j) "Subsidiary" shall mean any Company in which the Company owns, directly or indirectly, stock possessing more than fifty percent of the total combined voting power of all classes of stock.

2. PURPOSE OF PLAN: The purpose of the Plan is to provide key employees, officers and directors of the Company and its Subsidiaries with incentives to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of such persons with the interests of the shareholders of the Company, and to increase their personal interest in the continued success and progress of the Company.

3. ADMINISTRATION: The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of such stock options. Subject to the provisions of the Plan, the Compensation Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Compensation Committee shall be final, conclusive and binding. Acts approved by either a majority of the members present at any meeting at which a quorum is present, or without a meeting by the unanimous written approval of the members of the Compensation Committee, shall be the acts of the Compensation Committee.

4. INDEMNIFICATION OF COMPENSATION COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board of Directors of the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member has acted in bad faith; provided, however, that within 60 days after receipt of notice of institution of any such action, suit or proceeding a Compensation Committee member shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same.

5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares of Common Stock which may be issued pursuant to stock options granted under the Plan shall be 1,500,000 shares. Shares of Common Stock shall be made available for issuance pursuant to the Plan either from shares of Common Stock reacquired by the Company (either directly or indirectly through an agent, trustee or other person or entity) or from authorized but unissued shares. Any shares of Common Stock with respect to which stock options have expired or terminated for any reason other than exercise of such stock options, shall again be available for issuance pursuant to the Plan to the extent permitted under Rule 16b-3.

     The number of shares of Common Stock subject to each outstanding stock option, the option price with respect to outstanding stock options, and the aggregate number of shares available at any time under the Plan shall be subject to such adjustment as the Compensation Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option; and provided further, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(l) of the Code. Without limiting the generality of the foregoing, the existence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares of Common Stock subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceedings, whether of a similar character or otherwise.

6. PARTICIPANTS: The Compensation Committee shall determine and designate from time to time, in its sole discretion, those Eligible Persons to whom stock options are to be granted or awarded and who thereby become Participants under the Plan. Notwithstanding the foregoing, Incentive Options may be granted only to key employees eligible to receive Incentive Options pursuant to Section 422 of the Code.

7. WRITTEN AGREEMENT: Each stock option, shall be evidenced by a written agreement between the Company and the Participant and shall contain such provisions as may be approved by the Compensation Committee. Such agreements shall constitute binding contracts between the Company and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Compensation Committee, provided that such additional provisions and restrictions are not forbidden by the terms of the Plan.

8. ALLOTMENT OF SHARES: The Compensation Committee shall determine and fix the number of shares of Common Stock with respect to which each Participant may be granted stock options provided, however, that no Incentive Option may be granted under the Plan to any one Participant which would result in an aggregate fair market value, determined as of the date the option is granted, of Common Stock with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year in excess of $100,000.

9. STOCK OPTIONS: Subject to the terms of the Plan, the Compensation Committee may grant to Participants either Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, with respect to which the option is an Incentive Option, and the number of shares of Common Stock covered thereby, with respect to which the option is a Nonqualified Option.

10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Compensation Committee shall establish the price per share for which the shares of Common Stock covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of a share of Common Stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of the stock of the Company or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date such Incentive Option is granted. With respect to a Nonqualified Option, the option price shall not be less than the par value of a share of Common Stock. For purposes of the Plan, the "fair market value" of a share of Common Stock shall be determined in good faith by the Compensation Committee and may, among other methods, be the Closing Price of the Common Stock preceding the grant date or the average of the Closing Prices of the Common Stock on each of the 30 business days immediately preceding such date. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the closing bid quotation for such a day of the Common Stock on such system; or (iii) if neither clause (i) or
(ii) is applicable, the mean between the high bid and low ask quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and ask quotations for the Common Stock on at least 5 of the 10 preceding days; or, (iv) if none of clause
(i), (ii), or (iii) is applicable, the fair market value on a specified date of a share as determined by the Compensation Committee in good faith. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

11. PAYMENT OF STOCK OPTION PRICE: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or by certified or official bank check, personal check or money order, or, with the consent of the Compensation Committee, in Common Stock, shall be made by the Participant for all shares so purchased. In the sole discretion of and subject to such conditions as may be established by the Compensation Committee, payment of the option price may also be made by the Company retaining from the shares of Common Stock to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. If payment is made by the tender of shares of Common Stock or retention by the Company of shares of Common Stock to be delivered upon the exercise of the stock option, the fair market value of each share of Common Stock tendered or retained, as the case may be, shall be determined as of the day such shares are tendered or such option is exercised, or if no sale or bid has been made on such date, then on the last preceding day on which such sale or bid shall have been made. Any excess of the value of the tendered or retained shares over the option price will be returned to the Participant as follows:

     (i) any whole shares of Common Stock remaining in excess of the purchase price will be returned to the Participant in kind, and may be represented by one or more certificates as determined by the Company in its sole discretion; and

     (ii)any partial shares of Common Stock remaining in excess of the option price will be returned to the Participant in cash.

     Such payment may also be made in such other manner as the Compensation Committee determines is appropriate, in its sole discretion. No Participant shall have any of the rights of a shareholder of the Company under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

12. GRANTING AND EXERCISE OF STOCK OPTIONS: Each stock option granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Compensation Committee at the time of the grant; provided, however, that no stock option granted hereunder may be exercisable prior to the expiration of six months from the date of grant. The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

     A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Company of written notice of the exercise, in such form as the Compensation Committee may prescribe, accompanied by (i) full payment for the shares with respect to which the stock option is exercised, or
(ii) in the sole discretion of the Compensation Committee and subject to the requirements of Regulation T (as in effect from time to time) under the Exchange Act, irrevocable instructions to a stockbroker to promptly deliver to the Company full payment for the shares with respect to which the stock option is exercised from the proceeds of the stockbroker's sale of or loan against the shares. Except as provided in Paragraph 17, stock options may be exercised only while the Participant is an employee of, or performing service to, the Company or a Subsidiary.

     Successor stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

13. CHANGE OF CONTROL PROVISIONS. Notwithstanding any other provision of the Plan, the following acceleration provisions shall apply in the event of a "Change of Control" as defined in this Section 13:

     13.1 Any Option previously granted under the Plan to a Participant who is an Eligible Person on the date of a "Change in Control" (as defined in Section 13.2) shall become fully exercisable and vested, automatically in the case of Participants subject to Section 16 of the Exchange Act, and unless otherwise determined by the Board of Directors in writing at or after the grant but prior to the occurrence of the Change in Control in the case of Participants not subject to Section 16 of the Exchange Act, subject only to the legal restrictions on the issuance of shares of Common Stock upon exercise of an Option set forth in Section 18 and the provisions of the next sentence. In the case of participants subject to Section 16 of the Exchange Act, unless a participant can transfer an Option without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Option to the date of disposition of the Option (other than upon exercise) or its underlying Shares.

     13.2  For purposes of Section 13.1, a "Change of Control" shall mean:

     (a) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

     (b) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 51% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such organization, merger or consolidation; or

     (c) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company; or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition. The term "the sale or other disposition of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). The "fair market value of the Company" shall be the aggregate market value of the then Outstanding Company Common Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Outstanding Company Common Stock shall be determined by multiplying the number of shares of Outstanding Company Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average fair market value (as defined in Section 10) per Share of Outstanding Company Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the preceding sentence for determining the aggregate market value of the shares of Outstanding Company Common Stock or by such other method as the Board of Directors shall determine is appropriate.

14. NON-TRANSFERABILITY OF STOCK OPTIONS: No stock option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution, and such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

15. TERM OF STOCK OPTIONS: If not sooner terminated, each stock option stock granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

16. CONTINUATION OF EMPLOYMENT: The Compensation Committee may require, in its discretion, that any Participant under the Plan to whom a stock option shall be granted shall agree in writing as a condition of the granting of such stock option to remain in the employ of, or continue to provide services to, the Company or a Subsidiary for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Compensation Committee.

17. TERMINATION OF EMPLOYMENT: If a Participant's employment by, or provision of services to, the Company or a Subsidiary shall be terminated, the Compensation Committee may, in its discretion, permit the exercise of stock options granted to such Participant and then exercisable (i) for a period not to exceed one year following such termination of employment with respect to Incentive Options, and (ii) for a period not to extend beyond the expiration date with respect to Nonqualified Options; provided, however, that no Incentive Option may be exercised after three months following a Participant's termination of employment, unless such termination of employment is due to the Participant's death or permanent disability, in which event the Incentive Option may be permitted to be exercised for up to one year following the Participant's termination of employment for such reason. In no event, however, shall a stock option be exercisable subsequent to its expiration date and, furthermore, unless the Compensation Committee otherwise determines, a stock option may only be exercised after termination of a Participant's employment or service to the extent exercisable on the date of termination of employment or as a result of termination of employment.

18. INVESTMENT PURPOSE: If the Compensation Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder and as a condition to the Company's obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement, in form satisfactory to the Compensation Committee, representing and warranting that the Participant's acquisition of shares of Common Stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under this Plan.

19. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option granted pursuant to the Plan, nor any action taken by the Compensation Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by, or the provision of services to, the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment or service at any time with or without cause.

20. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount of income tax withholding, in the Compensation Committee's sole discretion, either the Company shall appropriately reduce the amount of Common Stock to be issued to the Participant or the Participant shall pay such amount to the Company or Subsidiary to reimburse it for such income tax withholding. The Compensation Committee may, in its sole discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Company upon exercise of a stock option appropriately reduced or by electing to tender Common Stock back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to such rules and regulations as the Compensation Committee may adopt. The Compensation Committee may make such other arrangements with respect to income tax withholding as it shall determine.

21. EFFECTIVENESS OF PLAN: This Plan is effective as of January 26, 1995; provided, however, that within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the Company's shareholders, of any adjournment thereof. Any stock option granted under this Plan prior to the date that shareholder approval is obtained pursuant to this Section 21 shall, for purposes of Section 12 hereof, be deemed to have been granted as of the date of such shareholder approval is obtained.

22. TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on ten years from effective date, and no stock options may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination, and any such options shall be interpreted pursuant to the terms of this Plan, notwithstanding the termination of the Plan.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revisions shall (i) increase the maximum number of shares of Common Stock in the aggregate which are subject to the Plan (except as provided under the provisions of Paragraph 5), change the class of persons eligible to be Participants under the Plan or materially increase the benefits accruing to Participants under the Plan, without approval or ratification of the shareholders of the Company; or (ii) change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option, which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

23. INTERPRETATION. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Without limiting the generality of the foregoing, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the Exchange Act. To the extent any provision of the Plan or any action by the Compensation Committee or the Board of Directors hereunder is inconsistent with the foregoing requirements, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee or the Board of Directors. This Plan shall be governed by the laws of the State of Florida. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of the Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

As adopted by the Board of Directors and approved by the shareholders on January 26, 1995, and amended November 30, 1995 and March 29, 1996.

                                                                      EXHIBIT B

                             FRENCH FRAGRANCES, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

       1. PURPOSE. The purpose of this Plan is to help attract, retain and compensate highly qualified individuals who are not current employees of French Fragrances, Inc. (the "Company") as members of the Board of Directors and, by encouraging ownership of a stock interest in the Company, to gain for the Company the advantages inherent in directors having a greater personal financial investment in the Company.

     2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

         "Annual Meeting Date" means 5:00 p.m. on the date of the annual meeting of the Company's shareholders at which the Directors are elected.

         "Board" means the Company's Board of Directors.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Company" refers to French Fragrances, Inc., a Florida corporation, or any successor thereof.

         "Director" means a member of the Board.

         "Effective Date" is the date specified in Section 16.1.

         "Eligible Director" means any person who is a member of the Board and who, at the time of the grant, is not an "employee" of the Company and/or any of its subsidiaries, within the meaning of the Employee Retirement Security Act of 1974, as amended ("ERISA").

         "Fair Market Value" of the Common Stock on any date of reference means shall be determined in good faith by the Board and may, among other methods, be the Closing Price of the Common Stock preceding the grant date or the average of the Closing Prices of the Common Stock on each of the 30 business days immediately preceding such date. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the closing bid quotation for such day of the Common Stock on such system; or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low ask quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and ask quotations for the Common Stock on at least 5 of the 10 preceding days.

         "Initial Grant Date" means the date on which a person is first elected as a member of the Board.

         "Option" (when capitalized) means any stock option granted under this Plan.

         "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

         "Option Period" means the ten year period between the date an Option is granted and the expiration date of the Option.

         "Optionee" means a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

         "Plan" shall mean this Non-Employee Director Stock Option Plan for the Company.

         "Share(s)" shall mean a share or shares of the Common Stock.

     3. SHARES AND OPTIONS. Subject to Section 11 of this Plan, the maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall be 200,000 shares. Shares of Common Stock shall be made available for issuance pursuant to the Plan either from shares of Common Stock reacquired by the Company (either directly or indirectly through an agent, trustee or other person or entity) or from authorized but unissued shares. Any shares of Common Stock with respect to which Options have expired or terminated for any reason other than exercise of such Options, shall again be available for issuance pursuant to the Plan, to the extent permitted under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     4. GRANTS OF OPTIONS. Each Eligible Director elected after the Effective Date shall receive an initial grant of an Option to purchase 7,000 Shares on the Initial Grant Date. In addition, commencing in 1996 and provided that a sufficient number of shares remain available under this Plan, each Eligible Director who is re-elected to serve as a director on the Annual Meeting Date, shall be granted an option to purchase 7,500 shares each year on the Annual Meeting Date. Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine. The options to be granted under this Plan shall be nonqualified stock options (stock options which do not constitute "incentive stock options" within the meaning of Section 422A of the Code).

     5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made; and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased, and any required tax payment, shall be paid, at the election of the Company, in cash, by the tender of Shares, or both. If payment is made in cash, it may be made by certified or official bank check, personal check or money order. If payment is made by the tender of Shares, the Fair Market Value of each Share shall be determined as of the day the Shares are tendered for payment or, if no sale or bid has been made on such date, then on the last preceding day on which such sale or bid shall have been made. Any excess of the value of the tendered Shares over the purchase price will be returned to the Optionee as follows:

         (i) any whole Shares remaining in excess of the purchase price will be returned to the Optionee in kind, and may be represented by one or more certificates as determined by the Company in its sole discretion;

         (ii) any partial Shares remaining in excess of the purchase price will be returned to the Optionee in cash.

     No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

     7. ISSUANCE OF SHARES. No shares shall be issued and delivered upon exercise of any option unless and until in the opinion of the Company's legal counsel, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

     8.  VESTING; EXERCISABILITY.

         8.1 Each Option granted hereunder on an Annual Meeting Date shall vest and become nonforfeitable on the next Annual Meeting Date, if the Optionee has continued to serve as a Director until that meeting. An Option granted other than on an Annual Meeting Date shall vest and become nonforfeitable on the first anniversary of the day on which such Option was granted, if the Optionee has continued to serve as a Director until that day. An Option shall on that day and thereafter be exercisable, subject only Section 8.2.

         8.2 The expiration date of an Option shall be 10 years from the date of grant of the Option, subject to earlier termination pursuant to Section 10.

     9. CHANGE OF CONTROL PROVISIONS. Notwithstanding any other provision of the Plan, the following acceleration provisions shall apply in the event of a "Change of Control" as defined in this Section 9:

         9.1 Any Option previously granted under the Plan to an Eligible Director on the date of a "Change in Control" (as defined in Section 13.2) automatically shall become fully exercisable and vested, subject only to legal restrictions on the issuance of Shares set forth in Section 13 and the provisions of the next sentence. Unless an Optionee can transfer an Option or Shares issued upon exercise of an Option without incurring liability under
Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Option to the date of disposition of the Option (other than upon exercise) or the underlying Shares.

         9.2  For purposes of Section 9.1, a "Change of Control" shall mean:

         (a) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

         (b) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 51% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such organization, merger or consolidation; or

         (c) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company; or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 51% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition. The term "the sale or other disposition of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect subsidiary of the Company (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). The "fair market value of the Company" shall be the aggregate market value of the then Outstanding Company Common Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Outstanding Company Common Stock shall be determined by multiplying the number of shares of Outstanding Company Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average Fair Market Value per share for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the preceding sentence for determining the aggregate market value of the shares of Outstanding Company Common Stock.

     10. TERMINATION OF OPTION PERIOD. An Optionee whose directorship terminates for any reason other than death or disability (as defined in Section 105(d)(4) of the Code) shall be entitled to exercise any Options which are then exercisable only within the six-month period after the date he ceases to serve as a director; after such six-month period, such Options shall be null and void. In the case of termination of the directorship by reason of the Director's death or disability within the meaning of Section 105(d)(4) of the Code, the Option or any portion thereof which was not exercisable on the date of termination shall be accelerated and become immediately exercisable, and the period to exercise such Option shall be twelve months, subject to the earlier expiration of the Option Period. The estate of an Optionee who dies, or a person who acquires the right to exercise an Option, including any portion of such Option which was not exercisable at the time of death, by bequest or inheritance or by reason of the death of the Optionee, may exercise the Option only within the twelve-month period after the death of the Optionee, subject to the earlier expiration of the Option Period.

     11.  ADJUSTMENT OF SHARES.

         11.1 Option Agreements evidencing Options shall be subject to adjustment by the Board as to the number and price of Shares subject to such Options in the event of changes in the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Option. In the event of any such change in the outstanding Shares, the aggregate number of Shares available under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive.

         11.2 Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

         11.3 Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceedings, whether of a similar character or otherwise.

     12. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws or descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

     13. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any applicable law or regulation including, but not limited to, the following:

         (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that Optionee is acquiring the Shares to be issued for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

         (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     14. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan, provided that the Board does not have any discretion with respect to the grant of options under the Plan.

     15.  INTERPRETATION.

         15.1 If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Without limiting the generality of the foregoing, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the Exchange Act, and this Plan is intended to constitute a "Formula Plan" pursuant to Rule 16b- 3(c)(2)(ii) under the Exchange Act. To the extent any provision of the Plan or action by the Board hereunder is inconsistent with the foregoing requirements, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

         15.2 The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     16.  TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

         16.1 This Plan is effective as of January 26, 1995; provided, however, that within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the Company's shareholders, of any adjournment thereof. This Plan shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the Effective Date. Any Option granted under this Plan prior to the date that shareholder approval is obtained pursuant to this
Section 16.1 shall be deemed to have been granted as of the date such shareholder approval is obtained.

         16.2 The Board may from time to time amend, terminate or suspend the Plan or any Option; provided, however, that except to the extent provided in
Section 10, no such amendment may (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Exchange Act; (ii) permit the granting of Options that expire beyond the maximum 10-year period described in Section 8.2; (iii) extend the termination date of the Plan as set forth in Section 16.1; or (iv) give the directors discretion with respect to the grant of options; and, provided further, that except to the extent otherwise specifically provided in Section 10, no amendment, termination or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee. Any termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated.

         16.3 Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to Directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted, and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes in the Code, or the rules promulgated thereunder, and under ERISA, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

     17. NO RIGHT TO SERVICE. Except as provided in this Plan, no Eligible Director shall have any claim or right to be granted a stock option under the Plan. Neither the Plan nor any action pursuant thereto shall be construed as giving any Eligible Director a right to be retained in the service of the Company. The adoption of this Plan shall not affect any other compensation, retirement or other benefit plan or program in effect for the Company.

     18. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

As adopted by the Board of Directors on January 26, 1995, and amended on November 30, 1995 and March 29, 1996.

                         REVOCABLE PROXY - COMMON STOCK
                             FRENCH FRAGRANCES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 25, 1996

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

              The undersigned hereby appoints Oscar E. Marina and William J. Mueller as proxies each with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of French Fragrances, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at Don Shula's Hotel & Golf Club, Main Street, Miami Lakes, Florida 33014, on Tuesday, June 25, 1996 at 10:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, as stated on the reverse side.

              THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF IN ACCORDANCE WITH THE DIRECTIONS SPECIFIED HEREIN. IF NO DIRECTIONS
ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1, FOR APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN WHICH IS PROPOSAL 2, FOR THE APPROVAL OF THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN WHICH IS PROPOSAL 3, AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS WHICH IS PROPOSAL 4. IN THE EVENT ANY NOMINEE FOR ELECTION AS DIRECTOR BECOMES UNAVAILABLE TO SERVE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BALANCE OF THOSE NAMED AND A SUBSTITUTE SELECTED BY THE PERSONS NAMED IN THE PROXY.

             Each shareholder giving a proxy has the power to revoke it any time before it is voted, either in person at the Annual Meeting, by written notice to the Secretary of French Fragrances, Inc. or by delivery of a later-dated proxy. Attendance at the Annual Meeting without further action will not automatically revoke a proxy.

          CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE

      [REVERSE SIDE OF CARD]

The Board of directors recommends a vote FOR                            Please mark your votes as indicated in this
Items 1, 2, 3 and 4.                                                    example   [X]

Item 1-  ELECTION OF DIRECTORS                                         Item 2- APPROVAL OF AN AMENDMENT TO
           Nominees:                                                   1995 STOCK OPTION PLAN
           J.W. Nevil Thomas          E. Scott Beattie
           Rafael Kravec              Fred Berens                      FOR               AGAINST             ABSTAIN
           Richard C.W. Mauran        George Dooley                    [ ]                  [ ]                [ ]

FOR                             WITHHELD
[ ]                             [ ]                                    Item 3- APPROVAL OF
                                                                       AMENDMENTS TO
                                                                       NON-EMPOLOYEE DIRECTOR STOCK
Instruction: To withold authority to vote for any individual           OPTION PLAN
nominee, write that nominee's name in the space provided
below:                                                                 FOR               AGAINST             ABSTAIN

- -----------------------------------------------                        [ ]                  [ ]                [ ]


Item 4- RATIFICATION OF APPOINTMENT OF
DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

FOR               AGAINST             ABSTAIN
[
[ ]                [ ]                 [ ]



Signature(s) ________________________ Signature(s) _________________________
Date _______________ NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.